Exhibit 10.1

***Indicates omitted material that is the subject of a confidential treatment request filed separately with the Commission.

SUPPLY AGREEMENT

This Supply Agreement (“Supply Agreement”) is effective as of March 29, 2004 and is between MANNATECH, INC. a Texas corporation (“MANNATECH”) with its principal place of business located at 600 S. Royal Lane, Suite 200, Coppell, Texas 75019 and ITS SUPPLIER (***) with its principal place of business located at ***, hereinafter collectively referred to as “Parties”.

W I T N E S S E T H

WHEREAS, MANNATECH manufactures and sells a range of dietary supplements for consumers in the United States, Australia, New Zealand, Canada, Japan and the United Kingdom;

WHEREAS, ITS SUPPLIER sources, processes and freeze-dries a wild bush dried powder native to Australia (the “Powder”) which may be used as an ingredient in MANNATECH’s Dietary Supplements;

WHEREAS, IT’S SUPPLIER has made a provisional patent application in Australia for an invention known as a fruit processing device;

WHEREAS, ITS SUPPLIER desires to sell to MANNATECH and MANNATECH desires to purchase from ITS SUPPLIER, the Powder for inclusion in its existing and new product lines in quantities, at the price and upon the terms and conditions set forth herein; and between the Parties pursuant to which on the terms and conditions set out in this agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the Parties hereto agree as follows:

1.	Term.

1.1	Initial Term

This Agreement commences on the effective date above, subject to the terms and conditions of this Agreement and continues in full force and effect for five (5) years during the Initial Term.

1.2	Renewal

ITS SUPPLIER grants to MANNATECH an option to renew this Agreement for a further period of five (5)—one (1) year renewal terms on the same terms and conditions, with the exception of this clause, such option to be exercisable by MANNATECH by notice in writing given not less than three (3) months prior to the expiration of the Initial Term.

2.	Sale and Purchase.

2.1	ITS SUPPLIER will supply the Powder consistent with the attached Raw Material and Starting Material specifications as indicated and attached hereto as Exhibits “A” and “B”, respectively, such specifications may be amended from time-to-time as mutually agreed upon by the Parties hereto.

2.2	Subject to the terms and conditions of this Agreement, ITS SUPPLIER shall sell to MANNATECH and MANNATECH shall purchase from ITS SUPPLIER, not less than 1,000 kilograms of Powder per year during the Term (the “Minimum Amount”). In the event that MANNATECH reasonably anticipates that it shall require more Powder than its prior order, ITS SUPPLIER will exert its best reasonable effort to deliver such additional amounts.

2.3	ITS SUPPLIER shall be responsible for making arrangements to ensure that the harvesting and supply of raw materials is legal in Australia and that the export of Powder from Australia is legal at all times, subject to Article 18.

3.	Forecast and Reserve Amount.

ITS SUPPLIER will guarantee the continuity of supply based on Mannatech’s demand. Mannatech, to the best of its abilities will provide a one (1) year forecast of its anticipated Powder requirements (the “Forecast”). The Forecast will be prepared in October for the following calendar year. Mannatech will work with ITS SUPPLIER to develop a level of safety stock based on seasonal crop variations (the “Reserve Amount”). ITS SUPPLIER will carry safety stock, at an agreed level, in excess of any stock ordered by Mannatech and will notify Mannatech, in writing, immediately upon discovering that it may not be able to meet Mannatech’s demand, for any reason whatsoever.

4.	Minimum Purchase.

4.1	MANNATECH is not obligated to purchase the Forecast Amount or the Reserve Amount; however MANNATECH agrees to order and ITS SUPPLIER agrees to supply the Minimum Amount.

4.2	If MANNATECH orders less than the Minimum Amount, MANNATECH agrees to pay ITS SUPPLIER at the end of the calendar year the difference between the price of the amount ordered in the calendar year and the price of the Minimum Amount.

4.3	If ITS SUPPLIER is unable, or anticipates it will be unable to supply the Powder, ITS SUPPLIER will immediately notify MANNATECH in writing that it is unable to supply the Powder and will arrange for the refund of all outstanding pre-payments within fifteen (15) calendar days of notification.

5.	Order & Delivery.

5.1	MANNATECH to place orders

MANNATECH will place orders for the Powder with ITS SUPPLIER from time-to-time (“Orders”). Orders must be in writing and specify:

(a)	the quantity of Powder required;

(b)	the port of shipment and details of the relevant ship; and

(c)	the delivery date.

5.2	Rejection of order

ITS SUPPLIER may only reject an Order from MANNATECH if:

(a)	ITS SUPPLIER has supplied the Minimum Amount in the calendar year;

(b)	ITS SUPPLIER has supplied the Forecast and Reserve Amount for the calendar year; and

(c)	ITS SUPPLIER does not have any remaining Powder (including any Reserve Amount).

5.3	Delivery

MANNATECH and ITS SUPPLIER agree that ITS SUPPLIER will deliver the Powder to MANNATECH at 445 S. Royal Lane, Suite 600, Coppell, Texas 75019 USA. MANNATECH agrees that it will identify in the Order, the port of shipment to the USA of the Powder and MANNATECH will pay or reimburse ITS SUPPLIER for the cost of shipment from the Australian port of shipment to the warehouse in the USA nominated by MANNATECH.

6.	Price & Payment. *** (This pricing structure has been omitted pursuant to a request for confidential treatment and the material has been filed with the Commission separately.)

6.1	The Parties agree that for the first year of the Term, ITS SUPPLIER will sell the Powder to MANNATECH at a price of ***. (“Price”). All payment shall be in Australian dollars.

6.2	MANNATECH will pay fifty percent (50%) of total invoice at the time the Order is placed. Final payment is due within fifteen (15) business days after MANNATECH accepts or is deemed to have accepted the compliance of the powder as in Article 7 hereof.

6.3	The Parties agree that, at least thirty (30) days prior to the twelve month period ending each year after the effective date and each Renewal Term thereafter, (the “Anniversary Date”), MANNATECH and ITS SUPPLIER will agree in writing on the price of the Powder to be sold by ITS SUPPLIER and purchased by MANNATECH hereunder during such additional one-year period. At least sixty (60) days prior to the Anniversary Date, ITS SUPPLIER and MANNATECH shall commence good faith negotiations to determine and agree upon such Price for such additional one-year period. The foregoing notwithstanding, in no event shall the Price exceed *** per kg. If MANNATECH and ITS SUPPLIER are unable to so agree on such Price, the Parties may terminate this Agreement at the end of the then-current Term. Nothing contained in this Paragraph shall be deemed to (i.) obligate MANNATECH and ITS SUPPLIER to agree upon such Price, (ii.) obligate a party to negotiate with the other party regarding such Price if the other party is then in breach of or in default under this Agreement or (iii) limit the rights of MANNATECH and ITS SUPPLIER under Article 18 hereof.

7.	Inspection & Non-Compliance.

7.1	MANNATECH has the right to inspect and test the Powder as contemplated herein, to the extent practicable and at all places and times, including the period of manufacture, and in any event prior to acceptance thereof. MANNATECH shall perform inspections and tests for quality assurance in a manner that will not unduly delay the production of the Powder. MANNATECH may require repair, reformulation or replacement of non-conforming Powder, constituting, without limitation of the foregoing, unacceptable manufacture, scientific validation, safety, efficacy and nonconformity with applicable law. MANNATECH reserves the right to run adequate testing, at its sole expense, to determine whether the Powder conforms to the specifications as contemplated hereby. Use of a portion of the Powder for testing purposes does not constitute acceptance thereof. In the event of a dispute over test results, the arbiter will be the Australian Government Analytical Laboratories or an FDA certified laboratory in the USA.

7.2	Inspection of Manufacturing Processes

ITS SUPPLIER will provide reasonable access to nominated representatives of MANNATECH to ITS SUPPLIER’S facilities or subcontracted facilities to monitor ITS SUPPLIER’S compliance with its obligations under this Agreement and perform any tests deemed necessary to ensure the Powder is manufactured in accordance with the Product Specifications. MANNATECH agrees to ensure its nominated representatives comply with any reasonable instructions given to the representative by ITS SUPPLIER while the representative is on ITS SUPPLIER’S premises.

7.3	Inspection and Testing of Powder

7.3.1	MANNATECH will inspect the Powder and carry out quality assurance tests (“QAT”) and to ensure compliance with the terms of this Agreement within thirty (30) days of the Powder being received by MANNATECH at its nominated warehouse in the United States (“Acceptance Period”). If MANNATECH inspects the Powder, carries out the QAT and collects the Powder without notifying ITS SUPPLIER within fourteen (14) business days of any non-complying Powder, MANNATECH will be deemed to have accepted compliance of the Powder.

7.3.2	If MANNATECH fails to carry out an inspection and the QAT within the Acceptance Period, it is deemed to have accepted compliance of the Powder on the terms of this Agreement.

7.4	Non-complying Products

If during the Acceptance Period:

7.4.1	MANNATECH acting reasonably considers that the Powder delivered to MANNATECH by ITS SUPPLIER does not comply with the Product Specifications or any applicable laws, regulations or industry standards or does not satisfy the QAT (“Non-Complying Powder”); and

7.4.2	The relevant non-compliance, in the reasonable opinion of MANNATECH occurred during the manufacture or packaging of the Powder by ITS SUPPLIER, then MANNATECH:

(a)	Must immediately notify ITS SUPPLIER of the alleged Non-Complying Powder and the details of the alleged non-compliance (including any relevant test results); and

(b)	Isolate all Non-Complying Powder delivered in the same shipment; and

(c)	Allow ITS SUPPLIER (or its agent or representative) to inspect the Non-Complying Powder which has been isolated by MANNATECH.

7.5	Reimbursement of Reasonable Costs

If IT’S SUPPLIER or its agent or representative

7.5.1	agrees that the Powder isolated by MANNATECH is Non-Complying, it must reimburse the costs incurred by MANNATECH in isolating the Non-Complying Powder, collect the Non-Complying Powder from MANNATECH and, at ITS SUPPLIER’S option, either

(a)	replace the amount of Non-Complying Powder with complying Powder; or

(b)	if ITS SUPPLIER has already been paid for the Non-Complying Powder, refund an amount equal to the invoiced price of the Non-Complying Powder; or

(c)	if ITS SUPPLIER has not been paid, issue a new invoice to MANNATECH with a reduction in price equal to the invoiced price for the Non-Complying Powder; or

(d)	does not agree with MANNATECH that any of the Non-Complying Powder rejected are non-complying, then the dispute resolution provisions of clause 7.6 shall apply.

7.6	Product Conformity Arbitration

If the Parties cannot agree whether the Powder is non-complying, the Parties may appoint an arbitrator to settle the dispute (the cost of which shall be equally shared by the Parties) from:

7.6.1	the Australian Government Analytical Laboratories; or

7.6.2	an FDA certified laboratory in the United States nominated by MANNATECH.

8.	Title & Risk.

Title and risk in the Powder which is subject to an Order passes from ITS SUPPLIER to MANNATECH when compliance of the Powder is accepted or is deemed to have been accepted in accordance with clause 7.3 and payment has been made in full.

9.	Marketing.

9.1	Marketing the Dietary Supplements

The Parties agree that any Dietary Supplement (or other such product) which has the Powder as an ingredient will be marketed under the MANNATECH Intellectual Property.

9.2	Product Information.

ITS SUPPLIER will provide to MANNATECH all reasonably accessible scientific data, safety data, efficacy studies and other relevant information (“Product Information”) to substantiate any and all of ITS SUPPLIER’S claims about the Powder.

9.3	Marketing the Product

MANNATECH will use its best endeavors to market the Powder, including without limitation, preparing appropriate marketing materials and training for MANNATECH’s distributors.

10.	Exclusivity.

10.1	During the Term and any Renewal Term of this Agreement, ITS SUPPLIER agrees that it will provide the Powder (for sale or otherwise) only to Mannatech for inclusion in its dietary supplements worldwide Except as expressly permitted by written approval of Mannatech, ITS SUPPLIER may not sell the Powder to any other company or individual for use in a Dietary Supplement. ITS SUPPLIER may sell excess Powder to other companies provided it receives written assurances that the Powder will only be used for other than in Dietary Supplements and/or listed medicines and only upon prior written consent of MANNATECH, which will not be unreasonably withheld.

10.2	For the purpose of this Agreement “Dietary Supplement” is defined as a finished product, in tablet, capsule or powder form, for nutritional purposes or similar uses as permitted in the USA under DSHEA; Australia in listed or registered oral complementary medicines as defined in the Therapeutic Goods Act; and similar products in other countries.

10.3	Without limitation of the foregoing, ITS SUPPLIER may not sell Powder in any form or fashion to any of MANNATECH’S Independent Associates. For the purposes of this Agreement, an Associate is an individual or business entity which has been assigned a MANNATECH account number, is bound by MANNATECH’S Associate Agreement and the terms and conditions related thereto, and which has placed at least one order for MANNATECH products during the prior twelve (12) month period. For the purposes of this paragraph, “Associates” shall also be defined to include individuals participating in MANNATECH’S “Member” program.

11.	Quality.

ITS SUPPLIER warrants to MANNATECH that all Powder sold by ITS SUPPLIER pursuant to this Agreement will conform to the quality specifications set forth in Exhibits A & B to this Agreement. ITS SUPPLIER REPRESENTS THAT THE POWDER MEETS THE SPECIFICATIONS OUTLINED ON THE ATTACHED EXHIBITS A & B AND THAT IT IS AN INGREDIENT APPROVED FOR USE IN COMPLEMENTARY MEDICINES UNDER THE THERAPEUTIC GOODS ACT.

12.	ITS SUPPLIER’S Warranties.

ITS SUPPLIER warrants to MANNATECH that:

12.1	the Powder will be harvested, processed and packaged so that it meets the Product Specifications;

12.2	the performance of its obligations under this Agreement does not breach any other agreement to which it is a party, including but not limited to, any agreements with its customers or suppliers;

12.3	ITS SUPPLIER has all necessary licenses, permits and approvals necessary to harvest, process and export Powder to the United States and that such harvesting, processing and exporting will not contravene any laws or regulations of the Commonwealth of Australia;

12.4	The harvesting, processing and supply of the raw materials complies with all applicable law, regulations and industry standards in Australia;

12.5	The Powder will, when exported comply with all applicable law, regulations and industry standards in Australia; and

12.6	The Powder will not violate or infringe any patent or copyright in Australia and New Zealand or constitute the misuse or misappropriation of any trade secret or confidential information which is the subject of an agreement or legal requirement involving a third-party.

13.	Termination.

Mannatech may terminate this Agreement immediately by written notice to ITS SUPPLIER if:

13.1	A person (other than a person who is a related body corporate of ITS SUPPLIER) directly or indirectly becomes entitled to or acquires more than 50% of the voting shares of ITS SUPPLIER;

13.2	ITS SUPPLIER disposes of part or all of its assets, operations or business other than in the ordinary course of business (except where that disposal is to a person who is a related body corporate of ITS SUPPLIER);

13.3	The Supplier ceases to supply ITS SUPPLIER with wild plums or fails to supply ITS SUPPLIER with sufficient wild plums to enable ITS SUPPLIER to supply the Minimum Amount, in either case for reasons other than a Force Majeure event;

13.4	Any governmental authority or regulator imposes restrictions on the harvesting, processing or export of the Powder which has the effect that ITS SUPPLIER is not reasonably able to supply the Minimum Amount; or

13.5	In any year a substantial portion, for example 30%, of Powder supplied by ITS SUPPLIER fails to meet the Product Specifications or to satisfy the QAT, or some of the Powder, for example 30%, repeatedly fails to meet such Product Specifications or satisfy the QAT.

14.	Confidential Information.

14.1	ITS SUPPLIER recognizes and acknowledges that MANNATECH’S trade name(s), trademarks, copyrights, patents, marketing plans, identity of and related information regarding its Associates, product formulations and other proprietary product information and any information relating to the management/operations of MANNATECH are valuable assets belonging to MANNATECH and as such are the sole property and may constitute trade secrets of MANNATECH. Prior to and during the performance of this Agreement ITS SUPPLIER may have or had access to certain confidential information pertaining to MANNATECH. ITS SUPPLIER specifically agrees ITS SUPPLIER will not at any time, during or after the performance of the Agreement, in any manner, either directly or indirectly, use, divulge, disclose, or communicate to any person, firm or corporation, any confidential information of any kind, nature, or description concerning any matters affecting or relating to the business of MANNATECH (hereinafter referred to as “MANNATECH Confidential Information”). MANNATECH Confidential Information includes but is not limited to: MANNATECH genealogies (being the information held by MANNATECH or by any current or former Associate of MANNATECH related to its Associates including without limitation its relationship with each of its Associates, the Associate’s name, address, telephone number, email address, upline and downline, charts, data reports, proprietary product information which may from time-to-time be made known to ITS SUPPLIER, the names or practices of any of MANNATECH’S customers or Associates; MANNATECH’S marketing methods and related data; the names of MANNATECH’S vendors or suppliers; costs of materials; costs of its products generally, the prices MANNATECH obtains or has obtained or at which it sells or has sold its products or services; manufacturing and sales costs; lists or other written records used in MANNATECH’s business; compensation paid to its Associates, details of training methods, new products or new uses for old products, merchandising or sales techniques, contracts and licenses, business systems, computer programs, or any other confidential information of, about, or concerning the business of MANNATECH; its manner of operation or other confidential data of any kind, nature or description.

14.2	ITS SUPPLIER agrees to use the MANNATECH Confidential Information only for MANNATECH business and shall return copies of any written MANNATECH Confidential Information in ITS SUPPLIER’S possession to MANNATECH forthwith upon written demand and upon termination of this Agreement for whatever reason.

14.3	Notwithstanding anything to the contrary contained in this Agreement or the License Agreement,

14.3.1	ITS SUPPLIER shall have no obligation to maintain in confidence or return to MANNATECH any information (i) that was known to ITS SUPPLIER prior to its disclosure to ITS SUPPLIER by MANNATECH or any of its current or former Associates and that did not become known to ITS SUPPLIER through disclosure by a person who was then known actually by ITS SUPPLIER to have obtained such information or made such disclosure in violation of any obligation to MANNATECH, (ii) that is now in or hereafter enters the public domain other than due to a breach by ITS SUPPLIER of this paragraph 14, (iii) that is disclosed to ITS SUPPLIER by a third party who is not actually known by ITS SUPPLIER to have obtained or disclosed such information in violation of any obligation to MANNATECH, or (iv) that is independently developed by ITS SUPPLIER without the aid, application or use of any MANNATECH Confidential information disclosed to ITS SUPPLIER; and

14.3.2	ITS SUPPLIER may make any disclosure of MANNATECH Confidential Information (i) that it is necessary or appropriate to make in order to carry out its obligations under any written agreement with MANNATECH, (ii) that it is required or permitted to make pursuant to any written consent of or written agreement with MANNATECH or (iii) that it is required by law to make.

14.4	MANNATECH recognizes and acknowledges that ITS SUPPLIER’S trade name(s), trademarks, copyrights, patents, marketing plans, product formulations, know-how, compounds, products, processes, designs, production methods and techniques and other proprietary product information and any information relating to the management/operations of ITS SUPPLIER are valuable assets and confidential information belonging to ITS SUPPLIER and as such are the sole property of ITS SUPPLIER and may constitute trade secrets of ITS SUPPLIER. Prior to and during the performance of the Agreement, MANNATECH may have or had access to certain confidential information pertaining to ITS SUPPLIER. MANNATECH specifically agrees it will not at any time, during or after the performance of this Agreement, in any manner, either directly or indirectly, use, divulge, disclose, or communicate to any person, firm or corporation, any confidential information of any kind, nature, or description concerning any matters affecting or relating to the business of ITS SUPPLIER (hereinafter referred to as “ITS SUPPLIER Confidential Information”). ITS SUPPLIER Confidential Information includes but is not limited to: the names or practices of any of ITS SUPPLIER’S customers; ITS SUPPLIER’S marketing methods and related data; the names of ITS SUPPLIER’S vendors or suppliers; costs of materials; costs of its products generally, the prices ITS SUPPLIER obtains or has obtained or at which it sells or has sold its products or services; manufacturing and sales costs; lists or other written records used in ITS SUPPLIER’S business; details of training methods, new products or new uses for old products, merchandising or sales techniques, contracts and licenses, business systems, computer programs, or any other confidential information of, about, or concerning the business of ITS SUPPLIER; its manner of operation or other confidential data of any kind, nature or description.

14.5	MANNATECH agrees to use the ITS SUPPLIER Confidential Information only for ITS SUPPLIER business and shall return copies of any written ITS SUPPLIER Confidential Information in its possession to ITS SUPPLIER forthwith upon written demand and upon termination of this Agreement for whatever reason.

14.6	Notwithstanding anything to the contrary contained in this Agreement,

14.6.1	MANNATECH shall have no obligation to maintain in confidence or return to ITS SUPPLIER any information (i) that was known to MANNATECH prior to its disclosure to MANNATECH by ITS SUPPLIER that did not become known to MANNATECH through disclosure by a person who was then known actually by MANNATECH to have obtained such information or made such disclosure in violation of any obligation to ITS SUPPLIER, (ii) that is now in or hereafter enters the public domain other than due to a breach by MANNATECH of this paragraph 14, (iii) that is disclosed to MANNATECH by a third party who is not actually known by MANNATECH to have obtained or disclosed such information in violation of any obligation to ITS SUPPLIER, or (iv) that is independently developed by MANNATECH without the aid, application or use of any ITS SUPPLIER Confidential information disclosed to MANNATECH; and

14.6.2	MANNATECH may make any disclosure of ITS SUPPLIER Confidential Information (i) that it is necessary or appropriate to make in order to carry out its obligations under any written agreement with ITS SUPPLIER, (ii) that it is required or permitted to make pursuant to any written consent of or written agreement with ITS SUPPLIER or (iii) that it is required by law to make.

15.	No Agency.

Nothing contained or implied in this Agreement constitutes a party the partner, agent or legal representative of another party for any purpose or creates any partnership, agency or trust, and no party has any authority to bind the other party in any way.

16.	Disclaimer and Indemnity.

ITS SUPPLIER shall defend, indemnify and hold harmless MANNATECH and its affiliates, and respective officers, directors, employees and agents, from and against all claims, liabilities, demands, damages, expenses and losses (including reasonable attorneys’ fees and expenses) arising out of or connected with any breach by ITS SUPPLIER of any of its obligations under this Agreement.

17.	Force Majeure.

ITS SUPPLIER shall not have any liability hereunder if it shall be prevented from performing any of its obligations hereunder by reason of any factor beyond its control, including without limitation, fire, explosion, accident, riot, flood, drought, storm, earthquake, lightening, frost, civil commotion, sabotage, vandalism, smoke, hail, embargo, act of God or the public enemy, other casualty, strike or lockout, interference, prohibition or restriction imposed by any government or any officer or agent, or a change in the policy of the traditional landowners thereof (“Force Majeure”), and ITS SUPPLIER’S obligations, so far as may be necessary, shall be suspended during the period of such Force Majeure and shall be cancelled in respect of such quantities of Powder as would have been sold hereunder but for such suspension. ITS SUPPLIER shall give MANNATECH prompt notice of any such Force Majeure, the date of commencement thereof and its probable duration and shall give a further notice in like manner upon termination thereof. Each party hereto shall endeavor with due diligence to resume compliance with its obligations hereunder at the earliest date and shall do all that it reasonably can to overcome or mitigate the effects of any such Force Majeure upon its obligations under this Agreement.

18.	Rights Upon Default.

18.1	ITS SUPPLIER’S Rights Upon Default.

If MANNATECH (i.) fails to purchase the quantities of Powder specified for purchase by MANNATECH hereunder, (ii.) fails to make a payment hereunder when due, or (iii.) otherwise breaches any term of this Agreement, and such failure or breach is not cured to ITS SUPPLIER’S reasonable satisfaction within fifteen (15) business days (in the case of a failure to make a payment) or thirty (30) calendar days (in any other case) after receipt of notice thereof by MANNATECH, or if MANNATECH fails to perform or observe any covenant or condition on its part to be performed or observed when required to be performed and observed, and such failure continues after the applicable grace period, if any, specified in this Agreement, ITS SUPPLIER may refuse to make further deliveries hereunder and may terminate this Agreement upon notice to MANNATECH, and in addition, shall have such other rights and remedies, including the right to recover damages, as are available to ITS SUPPLIER under applicable law or otherwise.

18.2 MANNATECH’S Rights Upon Default.

If ITS SUPPLIER fails in any material respect to perform its obligations hereunder, and such failure is not cured to MANNATECH’S reasonable satisfaction within thirty (30) calendar days after notice thereof by MANNATECH, MANNATECH shall have the right to refuse to accept further deliveries hereunder and to terminate this Agreement upon notice to ITS SUPPLIER, and in addition, shall have such other rights and remedies, including the right to recover damages, as are available to MANNATECH under applicable law or otherwise. Any subsequent delivery of Powder to MANNATECH after any default by ITS SUPPLIER under this Agreement shall not constitute a waiver of any rights of MANNATECH arising out of such prior default; nor shall MANNATECH’S failure to insist upon strict performance of any provision of this Agreement be deemed a waiver by MANNATECH of any of its rights or remedies hereunder or under applicable law or a waiver by MANNATECH of any subsequent default by ITS SUPPLIER in the performance of or compliance with any of the terms of this Agreement.

19.	Further Assurances.

The Parties shall execute and deliver such additional documents and take such additional actions as either Party may reasonably deem to be necessary or appropriate to more fully consummate the transactions contemplated by and affect the purposes of this Agreement. All such additional documents and actions shall be deemed to have been executed, delivered or taken on the date of this Agreement, except as may otherwise be appropriate.

20.	Authority.

The Parties represent that they have full capacity and authority to grant all rights and assume all obligations they have granted and assumed under this Agreement.

21.	Succession.

The Parties hereto may not assign or otherwise transfer this Agreement or any of its rights or obligations hereunder (including, without limitation, by merger or consolidation) without the prior written consent of the other party. Subject to the immediately preceding sentence, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

22.	Notices.

All notices and other communications with respect to this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or three (3) days following deposit in the mails, first class mail, postage prepaid, to the address set forth below, or such other address hereafter specified in like manner by one Party to the other:

If to MANNATECH:	600 S. Royal Lane, #200 Coppell, Texas 75019 Attention: General Counsel
If to ITS SUPPLIER:	***

23.	Applicable Law; Venue.

This Agreement shall be governed by and construed in accordance with the laws of New South Wales, Australia. Venue of any action brought to enforce or interpret this Agreement shall only be New South Wales, Australia.

24.	Interpretation.

If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

25.	No Inconsistent Actions.

Each party hereto agrees that it will not voluntarily undertake any action or course of action inconsistent with the provisions or intent of this Agreement and will promptly do all acts and take all measures as may be appropriate to comply with the terms, conditions and provisions of this Agreement.

26.	Survival.

The expiration or termination of the Term shall not impair the rights or obligations of the Parties which have accrued hereunder prior to such expiration or termination. The provisions of Paragraphs 12, 16, and 18 hereof, and the rights and obligations of the Parties thereunder, shall survive the expiration or termination of the Term.

27.	Entire Agreement.

Except as otherwise contemplated hereby, this Agreement and constitute the entire agreement of the Parties, and supersedes all prior agreements and understandings (oral and written), between or among the parties with respect to the subject matter hereof.

[Signature Page Follows]

ACCEPTED AND AGREED.

This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same document.

EXECUTED on behalf of the corporation named

below by the authorised person(s) whose signature

appears below pursuant to the authority specified.

Corporation: *** (IT’S SUPPLIER)

Authority: Section 127 of the Corporations Law (Australia)

***	***
Signature of authorised person	Signature of authorised person

***	***
Name of authorised person	Name of authorised person

Office held: DIRECTOR	Office held: DIRECTOR

EXECUTED on behalf of the corporation named

below by the authorised person(s) whose signature

appears below pursuant to the authority specified.

Corporation: MANNATECH, INC.

Authority: Section 127 of the Corporations Law (Australia)

/s/ Terry Persinger	/s/ Jeff Bourgoyne
Signature of authorised person	Signature of authorised person

March 26, 2004	March 29, 2004
Terry Persinger	Jeff Bourgoyne
Office held: President	Office held: Senior Vice-President

Exhibit A

Raw Material Technical Specifications

as of February 19, 2003

Department: Technical	RM 101	Page 1 of 1
Subject: Australian Bush Plum Powder		Version No: 1

1.	Botanical Name

***

2.	Common Names

***

3.	Geographical Source

***

4.	Plant Part Used

***

5.	Type of Preparation

***

6.	Characteristics

6.1	General Appearance (TM 101)

***

6.2	Organoleptic Properties (TM 102)

***

6.3	Moisture Content (TM 103)

***

6.4	Total Ash (TM 104)

***

6.5	Heavy Metals (TM 105)

***

6.6	Partical Size (TM 106)

***

6.7	Ascorbic Acid Content (TM 107)

***

6.8	Organochlorine, Organophosphorus Fungicides and Herbicides Residues (TM 108)

***

6.9	Microbial Limits *

**

Presence of E. coli – not detected in 1g

Presence of Salmonella spp. – not detected in 10g

End of Document

Commercial in Confidence

1

Exhibit B

Raw Material Technical Specifications

as of February 19, 2003

Department: Technical	SM 101	Page 1 of 1
Subject: Australian Bush Plum		Version No: 1

1.	Botanical Name

***

2.	Common Names

***

3.	Plant Part Used

***

4.	Geographical Distribution

***

5.	Description

***

6.	Characteristics

6.1	Plant Part

***

6.2	General Appearance

***

6.3	Organoleptic Properties

***

6.4	Cleanliness

***

6.5	Purity

***

6.6	Organochlorine, Organophosphorus Fungicides and Herbicides

***

6.7	Ascorbic Acid Content

***

End of Document

Commercial in Confidence

1